UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020

Bionano Genomics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38613	26-1756290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9540 Towne Centre Drive, Suite 100 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 888-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BNGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	BNGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On August 24, 2020, Bionano Genomics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 21, 2020, by and among the Company, Alta Merger Sub, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Lineagen, Inc., (“Lineagen”), and Michael S. Paul, Ph.D., solely in his capacity as exclusive agent and attorney-in-fact of the securityholders of Lineagen. Pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into Lineagen (the “Merger”) whereupon the separate corporate existence of Merger Sub ceased, with Lineagen continuing as the surviving corporation of the Merger as a wholly-owned subsidiary of the Company.

This Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to include the financial information required under Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Lineagen as of and for the years ended December 31, 2019 and 2018, together with the notes thereto and the auditors' report thereon, and the unaudited interim financial statements of Lineagen as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, together with the notes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference. The consent of Tanner LLC, the independent registered public accounting firm of Lineagen, is attached hereto as Exhibit 23.1 to this Amendment.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated combined balance sheet for the Company and Lineagen as of June 30, 2020 and unaudited pro forma consolidated combined statements of operations for the Company and Lineagen for the year ended December 31, 2019 and for the six months ended June 30, 2020 that give effect to the acquisition of Lineagen are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Tanner LLC, independent registered public accounting firm.

99.1
Audited financial statements of Lineagen as of and for the years ended December 31, 2019 and 2018, and unaudited interim financial statements of Lineagen as of June 30, 2020 and for the six months ended June 30, 2020 and 2019.

99.2
Unaudited pro forma consolidated combined balance sheet for the Company and Lineagen as of June 30, 2020 and unaudited pro forma consolidated combined statements of operations for the Company and Lineagen for the year ended December 31, 2019 and for the six months ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bionano Genomics, Inc.

Date: November 3, 2020	By:	/s/ R. Erik Holmlin, Ph.D.
R. Erik Holmlin, Ph.D. President and Chief Executive Officer (Principal Executive Officer)